Exhibit 99.2 Supplemental Information 2nd Quarter 2019

Table of Contents Lease Accounting Standard (ASC 842) Impact 3 Overview 4 Segment Overview 7 Senior Housing 8 Health Care Services 14 G&A Expense 15 Capital Expenditures 16 Cash Facility Lease Payments 17 Unconsolidated Ventures 18 The Company reports information on five segments. Three segments Capital Structure 19 (Independent Living, Assisted Living and Memory Care, and CCRCs) constitute the Company's consolidated senior housing portfolio. The Health Care Services segment includes the Company's home health, Net Asset Value Elements 20 hospice, and outpatient therapy services. The Management Services segment includes the services provided to unconsolidated communities Definitions 21 that are operated under management agreements. Prior to December 31, 2018, the Company referred to the Independent Living segment as the Appendices: Retirement Centers segment, the Assisted Living and Memory Care segment as the Assisted Living segment, and the Health Care Services Pro-Forma Financial Information 24 segment as the Brookdale Ancillary Services segment. The name changes Non-GAAP Financial Measures 28 had no effect on the underlying methodology related to, or results of operations of, the segments. 2

Lease Accounting Standard (ASC 842) Impact

BROOKDALE SENIOR LIVING

The Company's adoption of the new lease accounting standard, effective January 1, 2019, impacted the timing of the revenue and cost recognition associated with its residency agreements. For the full year 2019, the Company expects the adoption and application to its residency agreements to have a negative, non-recurring net impact of approximately $27 million to net income (loss) and Adjusted EBITDA, with no impact to net cash provided by (used in) operating activities or Adjusted Free Cash Flow.

To aid in comparability between periods, the following presentations in this Supplement exclude the impact of adoption of the new lease accounting standard: (i) the Company's results on a Same Community basis, (ii) RevPAR and RevPOR (other than as noted on this page), (iii) Interest Coverage, (iv) Lease Coverage, and (v) annualized leverage. All other presentations of the Company's 2019 results in this Supplement include the impact of the new lease accounting standard. Prior year amounts reflect the accounting under the former lease standard.

The following table presents the impact of adoption of the new lease accounting standard to the Company's current quarter and year to date results from its application to the Company's residency agreements and costs related thereto for the senior housing portfolio.

($ in 000s, except RevPAR and RevPOR)

	2Q 2019				YTD 2019			
	Total Senior Housing	**Independent Living**	**Assisted Living and Memory Care**	**CCRCs**	**Total Senior Housing**	**Independent Living**	**Assisted Living and Memory Care**	**CCRCs**
Resident fee revenue	$ 5,299	$ 1,914	$ 2,718	$ 667	$ 8,079	$ 3,302	$ 3,634	$ 1,143
Facility operating expense	11,826	3,095	7,391	1,340	21,036	5,738	12,809	2,489
Net income (loss) and Adjusted EBITDA	(6,527)	(1,181)	(4,673)	(673)	(12,957)	(2,436)	(9,175)	(1,346)
Foregoing impact is offset within working capital	6,527	1,181	4,673	673	12,957	2,436	9,175	1,346
Adjusted Free Cash Flow	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
RevPAR - Including impact of ASC 842	$ 4,129	$ 3,643	$ 4,117	$ 5,115	$ 4,124	$ 3,641	$ 4,097	$ 5,185
RevPAR - Excluding impact of ASC 842	4,097	3,592	4,092	5,081	4,100	3,597	4,081	5,156
RevPOR - Including impact of ASC 842	$ 4,948	$ 4,090	$ 5,017	$ 6,347	$ 4,938	$ 4,072	$ 5,007	$ 6,344
RevPOR - Excluding impact of ASC 842	4,909	4,033	4,987	6,305	4,909	4,023	4,987	6,308

3

Overview

BROOKDALE SENIOR LIVING

($ in 000s)

	2018					2019		2Q19 vs. 2Q18	YTD 2Q19 vs. YTD 2Q18
	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	Better (B)/ (Worse (W))	B/(W)
Resident fee and management fee revenue [1]	$ 924,947	$ 913,040	$ 858,707	$ 824,503	$ 3,521,197	$ 825,222	$ 817,312	(10.5)%	(10.6)%
Net income (loss) [1]	$ (457,234)	$ (165,509)	$ (37,140)	$ 131,531	$ (528,352)	$ (42,606)	$ (56,055)	66.1 %	84.2 %
Net cash provided by (used in) operating activities	$ 37,964	$ 60,620	$ 71,924	$ 33,453	$ 203,961	$ (5,009)	$ 64,128	5.8 %	(40.0)%
Adjusted EBITDA[1]	$ 147,156	$ 147,217	$ 128,122	$ 115,186	$ 537,681	$ 116,583	$ 104,036	(29.3)%	(25.1)%
Adjusted Free Cash Flow	$ (6,282)	$ 33,674	$ 9,718	$ (32,992)	$ 4,118	$ (46,971)	$ (16,369)	(148.6)%	(331.2)%
Brookdale's Proportionate Share of Unconsolidated Ventures:									
Adjusted EBITDA	$ 16,749	$ 14,111	$ 11,280	$ 10,419	$ 52,559	$ 11,319	$ 10,878	(22.9)%	(28.1)%
Adjusted Free Cash Flow	$ 6,367	$ 9,019	$ 4,618	$ (183)	$ 19,821	$ 5,384	$ 6,958	(22.9)%	(19.8)%
Period end consolidated number of units	66,355	61,709	60,009	56,492	56,492	55,948	55,209	(10.5)%	(10.5)%

As of June 30, 2019



Managed - 3rd Party: 121
Managed - Venture: 17
Leased: 335
809 communities
Owned: 336
Consolidated: 671



Managed - 3rd Party: 14,145
Leased: 24,044
Managed - Venture: 7,306
76,660 units
Consolidated: 55,209
Owned: 31,165

2Q 2019 weighted average occupancy (owned and leased communities)

Occupancy Band	Community Count	% of Period End Communities
Greater than 95%	122	18%
90% > 95%	122	18%
85% > 90%	99	15%
80% > 85%	102	15%
Less than 80%	226	34%
Total	671	100%

Consolidated Portfolio Average Asset Age	~ 22 years

(1) Includes the impact of the Company's adoption of the new lease accounting standard effective January 1, 2019. See page 3 for more information regarding the impact of the new lease standard.

Important Note Regarding Non-GAAP Financial Measures

- Adjusted EBITDA and Adjusted Free Cash Flow are financial measures that are not calculated in accordance with GAAP. See "Definitions" and "Non-GAAP Financial Measures" for the definitions of such measures and other important information regarding such measures, including reconciliations to the most comparable GAAP measures.
- During the first quarter of 2019, the Company modified its definition of Adjusted EBITDA to exclude Transaction and Organizational Restructuring Costs (these costs remain part of the Adjusted Free Cash Flow definition) and its definition of Adjusted Free Cash Flow to no longer adjust net cash provided by (used in) operating activities for changes in working capital items other than prepaid insurance premiums financed with notes payable and lease liability for lease termination and modification. Amounts for all periods herein reflect application of the modified definitions.

4

Adjusted EBITDA and Adjusted Free Cash Flow

BROOKDALE SENIOR LIVING

($ in 000s)	2018 1Q	2018 2Q	2018 3Q	2018 4Q	2018 Full Year	2019 1Q	2019 2Q	2Q19 vs. 2Q18 B(W)	YTD 2Q19 vs. YTD 2Q18 B(W)
Resident fee and management fee revenue	$ 924,947	$ 913,040	$ 858,707	$ 824,503	$ 3,521,197	$ 825,222	$ 817,312	(10.5)%	(10.6)%
Facility operating expense	(632,325)	(627,076)	(607,076)	(586,851)	(2,453,328)	(586,094)	(590,246)	5.9 %	6.6 %
Combined Segment Operating Income	292,622	285,964	251,631	237,652	1,067,869	239,128	227,066	(20.6)%	(19.4)%
General and administrative expense (excluding non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs) *(see page 15)*	(55,873)	(51,632)	(49,540)	(48,273)	(205,318)	(49,494)	(50,912)	1.4 %	6.6 %
Cash facility operating lease payments *(see page 17)*	(89,593)	(87,115)	(73,969)	(74,193)	(324,870)	(73,051)	(72,118)	17.2 %	17.8 %
Adjusted EBITDA	**147,156**	**147,217**	**128,122**	**115,186**	**537,681**	**116,583**	**104,036**	**(29.3)%**	**(25.1)%**
Transaction and Organizational Restructuring Costs	(17,156)	(5,006)	(3,221)	(2,707)	(28,090)	(461)	(634)	87.3 %	95.1 %
Interest expense, net *(see page 17)*	(62,292)	(65,352)	(63,428)	(60,297)	(251,369)	(59,302)	(59,029)	9.7 %	7.3 %
Payment of financing lease obligations	(21,114)	(18,787)	(13,370)	(6,537)	(59,808)	(5,453)	(5,500)	70.7 %	72.5 %
Changes in working capital [(1)]	(11,767)	21,312	3,546	(28,728)	(15,637)	(43,405)	9,620	(54.9)%	NM
Other [(2)]	627	1,971	(656)	1,648	3,590	(331)	1,602	(18.7)%	(51.1)%
Non-Development Capital Expenditures, net *(see page 16)*	(41,736)	(47,681)	(41,275)	(51,557)	(182,249)	(54,602)	(66,464)	(39.4)%	(35.4)%
Adjusted Free Cash Flow	**$ (6,282)**	**$ 33,674**	**$ 9,718**	**$ (32,992)**	**$ 4,118**	**$ (46,971)**	**$ (16,369)**	**(148.6)%**	**(331.2)%**
Brookdale's Proportionate Share of Unconsolidated Ventures									
Adjusted EBITDA	**$ 16,749**	**$ 14,111**	**$ 11,280**	**$ 10,419**	**$ 52,559**	**$ 11,319**	**$ 10,878**	**(22.9)%**	**(28.1)%**
Adjusted Free Cash Flow	**6,367**	**9,019**	**4,618**	**(183)**	**19,821**	**5,384**	**6,958**	**(22.9)%**	**(19.8)%**

(1) Excludes changes in prepaid insurance premiums financed with notes payable, changes in operating lease liability for lease termination and modification, and lessor capital expenditure reimbursements under operating leases.

(2) Primarily consists of proceeds from property insurance, cash paid for state income taxes, and proceeds from entrance fees, net of refunds and amortization.

5

Adjusted EBITDA and Adjusted Free Cash Flow Distribution

BROOKDALE SENIOR LIVING

($ in 000s)

	2Q 2019					
	Total	**Senior Housing Owned Portfolio**	**Senior Housing Leased Portfolio**	**Health Care Services**	**Management Services**	**Other** [2]
Resident fee and management fee revenue	$ 817,312	$ 375,900	$ 311,529	$ 114,434	$ 15,449	$ —
Facility operating expense	(590,246)	(271,222)	(213,757)	(105,267)	—	—
Combined Segment Operating Income	227,066	104,678	97,772	9,167	15,449	—
General and administrative expense (excluding non-cash stock-based compensation expense and transaction costs)	(50,912)	(16,875)	(13,986)	(6,730)	(13,321)	—
Cash facility operating lease payments	(72,118)	—	(70,483)	—	—	(1,635)
Adjusted EBITDA	**104,036**	**87,803**	**13,303**	**2,437**	**2,128**	**(1,635)**
Transaction costs	(634)	—	—	—	—	(634)
Interest expense, net	(59,029)	(45,193)	(16,649)	—	—	2,813
Payment of financing lease obligations	(5,500)	—	(5,205)	—	—	(295)
Changes in working capital [1]	9,620	—	—	—	—	9,620
Other	1,602	—	929	—	—	673
Non-Development Capital Expenditures, net	(66,464)	(33,828)	(25,934)	—	—	(6,702)
Adjusted Free Cash Flow	**$ (16,369)**	**$ 8,782**	**$ (33,556)**	**$ 2,437**	**$ 2,128**	**$ 3,840**

Brookdale's Proportionate Share of Unconsolidated Ventures (*see page 18*)	**Total**	**CCRC Venture**	**Other Ventures**
Adjusted EBITDA	$ 10,878	$ 10,826	$ 52
Adjusted Free Cash Flow	6,958	6,957	1

(1) Excludes changes in prepaid insurance premiums financed with notes payable.

(2) Primarily consists of changes in working capital, corporate capital expenditures, interest income, and lease payments for corporate offices and information technology systems and equipment.

6

Segment Overview

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2018 1Q	2018 2Q	2018 3Q	2018 4Q	2018 Full Year	2019 1Q	2019 2Q	2Q19 vs. 2Q18 B(W)	YTD 2Q19 vs. YTD 2Q18 B(W)
Total Senior Housing, Health Care Services and Management Services									
Revenue [1]	$ 924,947	$ 913,040	$ 858,707	$ 824,503	$3,521,197	$ 825,222	$ 817,312	(10.5)%	(10.6)%
Combined Segment Operating Income	$ 292,622	$ 285,964	$ 251,631	$ 237,652	$1,067,869	$ 239,128	$ 227,066	(20.6)%	(19.4)%
Combined Segment Operating Margin	*31.6%*	*31.3%*	*29.3%*	*28.8%*	*30.3%*	*29.0%*	*27.8%*	*(350) bps*	*(310) bps*
Senior Housing (*see page 8*)									
Revenue	$ 795,746	$ 786,116	$ 731,903	$ 698,471	$3,012,236	$ 697,947	$ 687,429	(12.6)%	(12.4)%
Senior Housing Operating Income	$ 265,623	$ 258,690	$ 223,616	$ 213,874	$ 961,803	$ 215,212	$ 202,450	(21.7)%	(20.3)%
Senior Housing Operating Margin	*33.4%*	*32.9%*	*30.6%*	*30.6%*	*31.9%*	*30.8%*	*29.5%*	*(340) bps*	*(300) bps*
Number of communities (period end)	792	748	729	687	687	680	671	(10.3)%	(10.3)%
Period end number of units	66,355	61,709	60,009	56,492	56,492	55,948	55,209	(10.5)%	(10.5)%
Total Average Units	66,557	66,342	61,370	58,407	63,170	56,460	55,465	(16.4)%	(15.8)%
RevPAR	$ 3,983	$ 3,948	$ 3,973	$ 3,984	$ 3,972	$ 4,102	$ 4,097	3.8 %	3.4 %
Weighted average occupancy	84.4%	84.1%	84.2%	84.4%	84.3%	83.6%	83.5%	(60) bps	(80) bps
RevPOR	$ 4,717	$ 4,692	$ 4,718	$ 4,721	$ 4,712	$ 4,909	$ 4,909	4.6 %	4.3 %
Health Care Services Segment									
Revenue	$ 110,520	$ 109,853	$ 108,276	$ 108,326	$ 436,975	$ 111,532	$ 114,434	4.2 %	2.5 %
Segment Operating Income	$ 8,318	$ 10,203	$ 9,487	$ 6,072	$ 34,080	$ 8,173	$ 9,167	(10.2)%	(6.4)%
Segment Operating Margin	*7.5%*	*9.3%*	*8.8%*	*5.6%*	*7.8%*	*7.3%*	*8.0%*	*(130) bps*	*(70) bps*
Management Services Segment									
Segment Operating Income (comprised solely of management fees)	$ 18,681	$ 17,071	$ 18,528	$ 17,706	$ 71,986	$ 15,743	$ 15,449	(9.5)%	(12.8)%
G&A allocation (*see page 15*)	(14,320)	(13,703)	(14,470)	(12,953)	(55,446)	(13,646)	(13,321)	2.8 %	3.8 %
Segment Operating Income (Adjusted to include G&A allocation)	$ 4,361	$ 3,368	$ 4,058	$ 4,753	$ 16,540	$ 2,097	$ 2,128	(36.8)%	(45.3)%
Segment Operating Margin (Adjusted to include G&A allocation)	*23.3%*	*19.7%*	*21.9%*	*26.8%*	*23.0%*	*13.3%*	*13.8%*	(590) bps	(810) bps
Resident fee revenue under management	$ 394,392	$ 357,469	$ 384,984	$ 359,861	$1,496,706	$ 321,952	$ 294,114	(17.7)%	(18.1)%
Number of communities (period end)	218	240	232	205	205	164	138	(42.5)%	(42.5)%
Period end number of units	32,754	33,176	32,511	27,787	27,787	23,742	21,451	(35.3)%	(35.3)%
Total Average Units	33,699	30,422	32,471	28,975	31,392	25,047	22,464	(26.2)%	(25.9)%
Weighted average occupancy	84.2%	83.6%	84.0%	83.7%	83.9%	82.9%	82.8%	(80) bps	(100) bps

(1) Excludes reimbursed costs on behalf of managed communities.

7

Senior Housing Segments

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)

	2018 1Q	2018 2Q	2018 3Q	2018 4Q	2018 Full Year	2019 1Q	2019 2Q	2Q19 vs. 2Q18 B(W)	YTD 2Q19 vs. YTD 2Q18 B(W)
Independent Living									
Revenue	$ 158,397	$ 159,293	$ 144,631	$ 137,656	$ 599,977	$ 135,694	$ 135,951	(14.7)%	(14.5)%
Segment Operating Income	$ 64,422	$ 65,134	$ 57,106	$ 53,947	$ 240,609	$ 52,876	$ 51,459	(21.0)%	(19.5)%
Segment Operating Margin	*40.7%*	*40.9%*	*39.5%*	*39.2%*	*40.1%*	*39.0%*	*37.9%*	*(300) bps*	*(240) bps*
Number of communities (period end)	84	75	75	68	68	68	68	(9.3)%	(9.3)%
Period end number of units	15,045	13,559	13,550	12,419	12,419	12,430	12,460	(8.1)%	(8.1)%
Total Average Units	15,045	15,083	13,553	12,973	14,164	12,430	12,440	(17.5)%	(17.5)%
RevPAR	$ 3,509	$ 3,520	$ 3,557	$ 3,537	$ 3,530	$ 3,602	$ 3,592	2.0 %	2.3 %
Weighted average occupancy	87.7%	88.1%	89.5%	90.0%	88.8%	89.8%	89.1%	100 bps	150 bps
RevPOR	$ 4,004	$ 3,993	$ 3,973	$ 3,930	$ 3,977	$ 4,012	$ 4,033	1.0 %	0.6 %
Assisted Living and Memory Care									
Revenue	$ 532,280	$ 522,027	$ 483,125	$ 458,419	$1,995,851	$ 458,526	$ 450,225	(13.8)%	(13.8)%
Segment Operating Income	$ 176,538	$ 169,737	$ 144,701	$ 138,006	$ 628,982	$ 140,699	$ 133,144	(21.6)%	(20.9)%
Segment Operating Margin	*33.2%*	*32.5%*	*30.0%*	*30.1%*	*31.5%*	*30.7%*	*29.6%*	*(290) bps*	*(270) bps*
Number of communities (period end)	681	645	627	593	593	586	577	(10.5)%	(10.5)%
Period end number of units	44,728	41,266	39,725	37,500	37,500	36,944	36,175	(12.3)%	(12.3)%
Total Average Units	44,773	44,403	40,933	38,807	42,229	37,477	36,451	(17.9)%	(17.1)%
RevPAR	$ 3,963	$ 3,919	$ 3,934	$ 3,937	$ 3,939	$ 4,070	$ 4,092	4.4 %	3.6 %
Weighted average occupancy	83.4%	82.9%	82.7%	82.7%	83.0%	81.6%	82.1%	(80) bps	(140) bps
RevPOR	$ 4,750	$ 4,725	$ 4,755	$ 4,759	$ 4,747	$ 4,988	$ 4,987	5.5 %	5.3 %
CCRCs									
Revenue	$ 105,069	$ 104,796	$ 104,147	$ 102,396	$ 416,408	$ 103,727	$ 101,253	(3.4)%	(2.3)%
Segment Operating Income	$ 24,663	$ 23,819	$ 21,809	$ 21,921	$ 92,212	$ 21,637	$ 17,847	(25.1)%	(18.6)%
Segment Operating Margin	*23.5%*	*22.7%*	*20.9%*	*21.4%*	*22.1%*	*20.9%*	*17.6%*	*(510) bps*	*(380) bps*
Number of communities (period end)	27	28	27	26	26	26	26	(7.1)%	(7.1)%
Period end number of units	6,582	6,884	6,734	6,573	6,573	6,574	6,574	(4.5)%	(4.5)%
Total Average Units	6,739	6,856	6,884	6,627	6,777	6,553	6,574	(4.1)%	(3.4)%
RevPAR	$ 5,172	$ 5,079	$ 5,024	$ 5,128	$ 5,100	$ 5,232	$ 5,081	—	0.6 %
Weighted average occupancy	84.1%	83.0%	82.6%	83.1%	83.2%	82.9%	80.6%	(240) bps	(180) bps
RevPOR	$ 6,160	$ 6,115	$ 6,082	$ 6,172	$ 6,132	$ 6,312	$ 6,305	3.1 %	2.8 %

8

Senior Housing: Same Community (1)

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2018					2019		2Q19 vs. 2Q18	YTD 2Q19 vs. YTD 2Q18
	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	B(W)	B(W)
Revenue	$ 638,163	$ 631,016	$ 632,044	$ 632,379	$2,533,602	$ 648,192	$ 642,708	1.9 %	1.7 %
Community Labor Expense	(277,234)	(278,058)	(286,578)	(286,365)	(1,128,235)	(288,727)	(292,434)	(5.2)%	(4.7)%
Other facility operating expense	(144,172)	(144,589)	(147,972)	(150,415)	(587,148)	(151,027)	(153,631)	(6.3)%	(5.5)%
Facility operating expense (2)	(421,406)	(422,647)	(434,550)	(436,780)	(1,715,383)	(439,754)	(446,065)	(5.5)%	(4.9)%
Same Community Operating Income	**$ 216,757**	**$ 208,369**	**$ 197,494**	**$ 195,599**	**$ 818,219**	**$ 208,438**	**$ 196,643**	**(5.6)%**	**(4.7)%**
Same Community Operating Margin	*34.0%*	*33.0%*	*31.2%*	*30.9%*	*32.3%*	*32.2%*	*30.6%*	*(240) bps*	*(210) bps*
Total Average Units	51,932	51,930	51,925	51,923	51,928	51,897	51,905	—	(0.1)%
RevPAR	$ 4,094	$ 4,048	$ 4,055	$ 4,057	$ 4,064	$ 4,161	$ 4,125	1.9 %	1.8 %
Weighted average occupancy	85.4%	84.8%	85.1%	85.0%	85.1%	84.1%	83.7%	*(110) bps*	*(120) bps*
RevPOR	$ 4,797	$ 4,773	$ 4,764	$ 4,773	$ 4,777	$ 4,946	$ 4,930	3.3 %	3.2 %

Same Community Operating Income (2)/Weighted Average Occupancy



85.4%
84.8%
85.1%
85.0%
84.1%
83.7%
$216,757
$208,369
$197,494
$195,599
$208,438
$196,643
1Q 2018
2Q 2018
3Q 2018
4Q 2018
1Q 2019
2Q 2019

Same Community RevPAR



$4,094
$4,048
$4,055
$4,057
$4,161
$4,125
1Q 2018
2Q 2018
3Q 2018
4Q 2018
1Q 2019
2Q 2019

(1) Reflects 650 communities owned or leased during each period.
(2) Excludes hurricane and natural disaster expense of $1.3 million for the full year 2018.

9

Senior Housing Segments: Same Community (1)

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2018 1Q	2018 2Q	2018 3Q	2018 4Q	2018 Full Year	2019 1Q	2019 2Q	2Q19 vs. 2Q18 B(W)	YTD 2Q19 vs. YTD 2Q18 B(W)
Independent Living									
Revenue	$ 118,451	$ 118,595	$ 119,099	$ 119,988	$ 476,133	$ 122,457	$ 122,192	3.0 %	3.2 %
Community Labor Expense	(41,532)	(42,248)	(42,421)	(42,749)	(168,950)	(42,851)	(44,108)	(4.4)%	(3.8)%
Other facility operating expense	(27,883)	(27,639)	(28,506)	(29,458)	(113,486)	(29,320)	(29,762)	(7.7)%	(6.4)%
Facility operating expense	(69,415)	(69,887)	(70,927)	(72,207)	(282,436)	(72,171)	(73,870)	(5.7)%	(4.8)%
Same Community Operating Income	$ 49,036	$ 48,708	$ 48,172	$ 47,781	$ 193,697	$ 50,286	$ 48,322	(0.8)%	0.9 %
Same Community Operating Margin	41.4%	41.1%	40.4%	39.8%	40.7%	41.1%	39.5%	(160) bps	(90) bps
Total Average Units	11,357	11,358	11,352	11,350	11,354	11,326	11,335	(0.2)%	(0.2)%
RevPAR	$ 3,477	$ 3,481	$ 3,497	$ 3,524	$ 3,495	$ 3,604	$ 3,593	3.2 %	3.4 %
Weighted average occupancy	88.7%	89.1%	89.9%	90.5%	89.6%	90.2%	89.6%	50 bps	100 bps
RevPOR	$ 3,918	$ 3,905	$ 3,888	$ 3,893	$ 3,901	$ 3,996	$ 4,009	2.7 %	2.3 %
Assisted Living and Memory Care									
Revenue	$ 428,918	$ 423,557	$ 424,607	$ 422,248	$1,699,330	$ 434,024	$ 431,283	1.8 %	1.5 %
Community Labor Expense	(188,735)	(188,727)	(196,137)	(194,950)	(768,549)	(196,311)	(198,034)	(4.9)%	(4.5)%
Other facility operating expense	(93,831)	(94,111)	(96,125)	(97,440)	(381,507)	(97,896)	(99,802)	(6.0)%	(5.2)%
Facility operating expense	(282,566)	(282,838)	(292,262)	(292,390)	(1,150,056)	(294,207)	(297,836)	(5.3)%	(4.7)%
Same Community Operating Income	$ 146,352	$ 140,719	$ 132,345	$ 129,858	$ 549,274	$ 139,817	$ 133,447	(5.2)%	(4.8)%
Same Community Operating Margin	34.1%	33.2%	31.2%	30.8%	32.3%	32.2%	30.9%	(230) bps	(210) bps
Total Average Units	34,937	34,934	34,935	34,935	34,935	34,934	34,933	—	—
RevPAR	$ 4,092	$ 4,041	$ 4,051	$ 4,029	$ 4,053	$ 4,141	$ 4,115	1.8 %	1.5 %
Weighted average occupancy	84.5%	83.8%	84.0%	83.6%	84.0%	82.4%	82.3%	(150) bps	(180) bps
RevPOR	$ 4,843	$ 4,822	$ 4,823	$ 4,821	$ 4,827	$ 5,027	$ 5,003	3.8 %	3.8 %
CCRCs									
Revenue	$ 90,794	$ 88,864	$ 88,338	$ 90,143	$ 358,139	$ 91,711	$ 89,233	0.4 %	0.7 %
Community Labor Expense	(46,967)	(47,083)	(48,020)	(48,666)	(190,736)	(49,565)	(50,292)	(6.8)%	(6.2)%
Other facility operating expense	(22,458)	(22,839)	(23,341)	(23,517)	(92,155)	(23,811)	(24,067)	(5.4)%	(5.7)%
Facility operating expense	(69,425)	(69,922)	(71,361)	(72,183)	(282,891)	(73,376)	(74,359)	(6.3)%	(6.0)%
Same Community Operating Income	$ 21,369	$ 18,942	$ 16,977	$ 17,960	$ 75,248	$ 18,335	$ 14,874	(21.5)%	(17.6)%
Same Community Operating Margin	23.5%	21.3%	19.2%	19.9%	21.0%	20.0%	16.7%	(460) bps	(400) bps
Total Average Units	5,638	5,638	5,638	5,638	5,638	5,637	5,637	—	—
RevPAR	$ 5,347	$ 5,234	$ 5,200	$ 5,303	$ 5,271	$ 5,400	$ 5,254	0.4 %	0.7 %
Weighted average occupancy	83.8%	82.4%	82.3%	82.7%	82.8%	82.6%	80.5%	(190) bps	(150) bps
RevPOR	$ 6,382	$ 6,349	$ 6,318	$ 6,408	$ 6,364	$ 6,534	$ 6,528	2.8 %	2.6 %

(1) Reflects 63 Independent Living communities, 564 Assisted Living and Memory Care communities, and 23 CCRC communities owned or leased during each period.

10

Senior Housing Owned Portfolio

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2018					2019		2Q19 vs. 2Q18	YTD 2Q19 vs. YTD 2Q18
	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	B(W)	B(W)
Resident fee revenue	$ 383,910	$ 388,108	$ 387,585	$ 382,533	$1,542,136	$ 380,691	$ 375,900	(3.1)%	(2.0)%
Facility operating expense	(260,673)	(265,066)	(273,881)	(270,659)	(1,070,279)	(269,078)	(271,222)	(2.3)%	(2.8)%
Owned Portfolio Operating Income	123,237	123,042	113,704	111,874	471,857	111,613	104,678	(14.9)%	(12.2)%
G&A portfolio allocation *(see page 15)*	(16,616)	(14,924)	(15,061)	(14,641)	(61,242)	(15,693)	(16,875)	(13.1)%	(3.3)%
Owned Portfolio Operating Income (Adjusted to include G&A portfolio allocation)	**$ 106,621**	**$ 108,118**	**$ 98,643**	**$ 97,233**	**$ 410,615**	**$ 95,920**	**$ 87,803**	**(18.8)%**	**(14.4)%**
Additional Information									
Interest expense: property level and corporate debt	$ (45,727)	$ (48,967)	$ (46,891)	$ (46,920)	$ (188,505)	$ (45,643)	$ (45,193)	7.7 %	4.1 %
Community level capital expenditures, net *(see page 16)*	$ (19,474)	$ (18,295)	$ (16,126)	$ (18,972)	$ (72,867)	$ (24,967)	$ (33,828)	(84.9)%	(55.7)%
Number of communities (period end)	358	363	363	344	344	338	336	(7.4)%	(7.4)%
Period end number of units	32,417	33,287	33,359	31,869	31,869	31,397	31,165	(6.4)%	(6.4)%
Total Average Units	32,549	33,255	33,338	33,062	33,051	31,840	31,262	(6.0)%	(4.1)%
RevPAR	$ 3,932	$ 3,890	$ 3,875	$ 3,857	$ 3,888	$ 3,969	$ 3,976	2.2 %	1.6 %
Weighted average occupancy	84.3%	83.9%	84.0%	83.5%	83.9%	82.4%	82.6%	(130) bps	(160) bps
RevPOR	$ 4,664	$ 4,637	$ 4,613	$ 4,619	$ 4,634	$ 4,815	$ 4,812	3.8 %	3.5 %

	As of June 30, 2019
Interest Coverage	2.0x
Net Debt *(see page 19)*	$ 3,257,155

11

Senior Housing Leased Portfolio

($ in 000s, except RevPAR and RevPOR)	2018 1Q	2018 2Q	2018 3Q	2018 4Q	2018 Full Year	2019 1Q	2019 2Q	2Q19 vs. 2Q18 B(W)	YTD 2Q19 vs. YTD 2Q18 B(W)
Resident fee revenue	$ 411,836	$ 398,008	$ 344,318	$ 315,938	$1,470,100	$ 317,256	$ 311,529	(21.7)%	(22.4)%
Facility operating expense	(269,450)	(262,360)	(234,406)	(213,938)	(980,154)	(213,657)	(213,757)	18.5 %	19.6 %
Leased Portfolio Operating Income	142,386	135,648	109,912	102,000	489,946	103,599	97,772	(27.9)%	(27.6)%
G&A portfolio allocation (*see page 15*)	(17,824)	(16,015)	(13,380)	(12,092)	(59,311)	(13,078)	(13,986)	12.7 %	20.0 %
Leased Portfolio Operating Income (Adjusted to include G&A portfolio allocation)	**$ 124,562**	**$ 119,633**	**$ 96,532**	**$ 89,908**	**$ 430,635**	**$ 90,521**	**$ 83,786**	**(30.0)%**	**(28.6)%**
Additional Information									
Total cash facility lease payments on leased portfolio (*see page 17*)	$ (127,302)	$ (122,004)	$ (103,030)	$ (94,090)	$ (446,426)	$ (93,129)	$ (92,337)	24.3 %	25.6 %
Community level capital expenditures, net (*see page 16*)	$ (14,474)	$ (15,159)	$ (13,756)	$ (12,530)	$ (55,919)	$ (18,419)	$ (25,934)	(71.1)%	(49.7)%
Number of communities (period end)	434	385	366	343	343	342	335	(13.0)%	(13.0)%
Period end number of units	33,938	28,422	26,650	24,623	24,623	24,551	24,044	(15.4)%	(15.4)%
Total Average Units	34,008	33,087	28,032	25,345	30,119	24,620	24,203	(26.9)%	(27.2)%
RevPAR	$ 4,032	$ 4,006	$ 4,090	$ 4,149	$ 4,063	$ 4,274	$ 4,254	6.2 %	6.1 %
Weighted average occupancy	84.6%	84.3%	84.5%	85.6%	84.7%	85.0%	84.5%	20 bps	30 bps
RevPOR	$ 4,766	$ 4,752	$ 4,840	$ 4,847	$ 4,797	$ 5,028	$ 5,032	5.9 %	5.8 %

Lease Coverage as of June 30, 2019	**0.92x**
Total operating and financing lease obligations [(1)]	**$ 2,312,278 (A)**
Total operating and financing lease obligations divided by total cash facility lease payments for the trailing twelve months ended June 30, 2019	**6.4 (A/B)**

Facility Lease Maturity Information as of June 30, 2019

Initial lease maturities	**Community count**	**Total units**	**Trailing twelve months ended June 30, 2019 — Total cash facility lease payments**
2019	—	—	$ —
2020	38	1,673	16,910
2021	6	593	8,105
2022	5	483	4,992
2023	4	889	17,675
Thereafter	282	20,406	316,362
Total	335	24,044	$ 364,044 **(B)**

(1)Amount recognized on consolidated balance sheet reflects discounted future minimum lease payments and the residual value for financing lease obligations. Excludes operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDAR and the Company's corporate office and IT leases.

12

New Supply Brookdale's Largest 20 Markets - Competitive Summary 2Q 2019 Weighted Average Occupancy 60% Quadrant with highest demographic growth & ) 2 ( 55%lowest new openings h t w o r 81.9% G 76.4% 82.9% Jacksonville + 90.2% k 50% Colorado Springs Denver 82.2% 0 Orlando 5 87.9% Austin $ 85.5% Charlotte h t i 86.8% Phoenix w Seattle 90.5% 76.8% n 45% Portland Houston o 80.7% i t a Detroit l u 78.7% p 84.3% o 91.1% Sarasota P Dallas 40% Kansas City 85.9% + 5 74.2% 80.7% Riverside 7 e San Antonio Miami g A d e 35% 78.3% t c e Cleveland j o r 81.2% P r Los Angeles Y 30% 87.5% 5 Chicago 25% 0% 2% 4% 6% 8% 10% 12% 14% 16% 1 Yr Projected Unit Opens % of Supply (3) Brookdale in NIC Markets 2Q19 Weighted Avg. 5YrProjected Avg 75+ Pop 1YrProjected Unit Opens as Occupancy (1) with $50K+ Growth (2) % of Supply (3) Brookdale Largest 20 Markets 83.7% 41.0% 5.6% All Other NIC Markets 83.0% 38.2% 4.6% (1) Brookdale proprietary data represents its consolidated senior housing portfolio (2) ESRI data 2018-2023; Brookdale (3) NIC MAP Supply Set, 2Q19 "New Construction" offering same-product with projected open dates through 2Q20; one year same product projected openings as a percent of current same-product supply within in 20 minutes of Brookdale communities 13

Health Care Services

BROOKDALE SENIOR LIVING

($ in 000s)	2018 1Q	2018 2Q	2018 3Q	2018 4Q	2018 Full Year	2019 1Q	2019 2Q	2Q19 vs. 2Q18 B(W)	YTD 2Q19 vs. YTD 2Q18 B(W)
Resident fee revenue									
Home health	$ 85,490	$ 83,818	$ 81,722	$ 81,033	$ 332,063	$ 84,185	$ 85,233	1.7 %	0.1 %
Hospice	19,327	19,676	20,574	21,257	80,834	21,722	23,184	17.8 %	15.1 %
Outpatient therapy	5,685	6,359	5,980	6,036	24,060	5,625	6,017	(5.4)%	(3.3)%
Other health care services	18	—	—	—	18	—	—	—	(100.0)%
Segment resident fee revenue	110,520	109,853	108,276	108,326	436,975	111,532	114,434	4.2 %	2.5 %
Segment Operating Income	$ 8,318	$ 10,203	$ 9,487	$ 6,072	$ 34,080	$ 8,173	$ 9,167	(10.2)%	(6.4)%
Segment Operating Margin	*7.5%*	*9.3%*	*8.8%*	*5.6 %*	*7.8%*	*7.3%*	*8.0%*	*(130) bps*	*(70) bps*
G&A allocation *(see page 15)*	(7,113)	(6,990)	(6,629)	(8,587)	(29,319)	(7,077)	(6,730)	3.7 %	2.1 %
Segment Operating Income (Adjusted to include G&A allocation)	**$ 1,205**	**$ 3,213**	**$ 2,858**	**$ (2,515)**	**$ 4,761**	**$ 1,096**	**$ 2,437**	**(24.2)%**	**(20.0)%**
Segment Operating Margin (Adjusted to include G&A allocation)	*1.1%*	*2.9%*	*2.6%*	*(2.3)%*	*1.1%*	*1.0%*	*2.1%*	*(80) bps*	*(40) bps*
Additional Information									
Home health average daily census	15,497	15,238	14,890	15,335	15,238	15,904	15,966	4.8 %	3.7 %
Hospice average daily census	1,302	1,337	1,411	1,386	1,359	1,428	1,540	15.2 %	12.6 %
Outpatient therapy treatment codes	167,170	176,065	168,569	171,544	683,348	158,543	169,924	(3.5)%	(4.3)%

14

G&A Expense

BROOKDALE SENIOR LIVING

($ in 000s)

	2018 1Q	2018 2Q	2018 3Q	2018 4Q	2018 Full Year	2019 1Q	2019 2Q	2Q19 vs. 2Q18 B(W)	YTD 2Q19 vs. YTD 2Q18 B(W)
G&A expense allocations [1]									
Senior Housing Owned Portfolio allocation	$ 16,616	$ 14,924	$ 15,061	$ 14,641	$ 61,242	$ 15,693	$ 16,875	(13.1)%	(3.3)%
Senior Housing Leased Portfolio allocation	17,824	16,015	13,380	12,092	59,311	13,078	13,986	12.7%	20.0%
Health Care Services allocation	7,113	6,990	6,629	8,587	29,319	7,077	6,730	3.7%	2.1%
Management Services allocation	14,320	13,703	14,470	12,953	55,446	13,646	13,321	2.8%	3.8%
Subtotal G&A expense allocations	55,873	51,632	49,540	48,273	205,318	49,494	50,912	1.4%	6.6%
Non-cash stock-based compensation expense	8,406	6,269	6,035	5,357	26,067	6,356	6,030	3.8%	15.6%
Transaction and Organizational Restructuring Costs	17,156	5,006	3,221	2,707	28,090	461	634	87.3%	95.1%
General and administrative expense	**$ 81,435**	**$ 62,907**	**$ 58,796**	**$ 56,337**	**$ 259,475**	**$ 56,311**	**$ 57,576**	**8.5 %**	**21.1 %**

	2018 1Q	2018 2Q	2018 3Q	2018 4Q	2018 Full Year	2019 1Q	2019 2Q	2Q19 vs. 2Q18 B(W)	YTD 2Q19 vs. YTD 2Q18 B(W)
Resident fee revenue	$ 906,266	$ 895,969	$ 840,179	$ 806,797	$3,449,211	$ 809,479	$ 801,863	(10.5)%	(10.6)%
Resident fee revenue under management	394,392	357,469	384,984	359,861	1,496,706	321,952	294,114	(17.7)%	(18.1)%
Total (consolidated and under management)	$1,300,658	$1,253,438	$1,225,163	$1,166,658	$4,945,917	$1,131,431	$1,095,977	(12.6)%	(12.8)%
Allocated G&A Expense as a Percentage of Resident Fee Revenue (Consolidated and Under Management)									
G&A expense (excluding non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs)	4.3%	4.1%	4.0%	4.1%	4.2%	4.4%	4.6%	(50) bps	(30) bps
Non-cash stock-based compensation expense	0.6%	0.5%	0.5%	0.5%	0.5%	0.6%	0.6%	(10) bps	—
Transaction and Organizational Restructuring Costs	1.4%	0.4%	0.3%	0.2%	0.6%	—	0.1%	30 bps	80 bps
G&A expense (including non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs)	**6.3%**	**5.0%**	**4.8%**	**4.8%**	**5.2%**	**5.0%**	**5.3%**	**(30) bps**	**(50) bps**

(1) G&A allocations are calculated using a methodology which the Company believes matches the type of general and administrative cost with the community, segment, or portfolio. Some of the allocations are based on direct utilization and some are based on formulas such as unit proportion. G&A allocations presented herein exclude non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs.

15

Capital Expenditures

BROOKDALE SENIOR LIVING

($ in 000s, except for community level capital expenditures, net, per weighted average unit)		2018 1Q	2018 2Q	2018 3Q	2018 4Q	2018 Full Year	2019 1Q	2019 2Q	*2Q19 vs. 2Q18 B(W)*	*YTD 2Q19 vs. YTD 2Q18 B(W)*
Community level capital expenditures, including allocations [(1)]										
Senior Housing Owned Portfolio		$ 19,474	$ 18,295	$ 16,126	$ 18,972	$ 72,867	$ 24,967	$ 33,828	(84.9)%	(55.7)%
Senior Housing Leased Portfolio		14,474	15,159	13,756	12,530	55,919	18,419	25,934	(71.1)%	(49.7)%
Community level capital expenditures, net	(A)	33,948	33,454	29,882	31,502	128,786	43,386	59,762	(78.6)%	(53.0)%
Corporate capital expenditures (includes Health Care Services)		7,788	14,227	11,393	20,055	53,463	11,216	6,702	52.9 %	18.6 %
Non-Development Capital Expenditures, net		41,736	47,681	41,275	51,557	182,249	54,602	66,464	(39.4)%	(35.4)%
Development Capital Expenditures, net		5,381	8,009	6,694	4,603	24,687	5,269	5,354	33.2 %	20.7 %
Total capital expenditures, net		**$ 47,117**	**$ 55,690**	**$ 47,969**	**$ 56,160**	**$ 206,936**	**$ 59,871**	**$ 71,818**	**(29.0)%**	**(28.1)%**
Lessor reimbursements: non-development capital expenditures		1,764	—	—	10,401	12,165	—	1,000	NM	43.3 %
Lessor reimbursements: development capital expenditures		615	80	1,014	—	1,709	—	—	100.0 %	100.0 %
Change in related payables		17,096	(1,904)	(92)	(10,437)	4,663	184	(10,576)	NM	NM
Total cash paid for capital expenditures		**$ 66,592**	**$ 53,866**	**$ 48,891**	**$ 56,124**	**$ 225,473**	**$ 60,055**	**$ 62,242**	**(15.5)%**	**(1.5)%**
Senior Housing Total Average Units *(see page 7)*	(B)	66,557	66,342	61,370	58,407	63,170	56,460	55,465	(16.4)%	(15.8)%
Community level capital expenditures, net, per weighted average unit	(A/B)	$ 510	$ 504	$ 487	$ 539	$ 2,039	$ 768	$ 1,077	(113.7)%	(81.8)%

(1) The Company updated its methodology for the allocations of community level capital expenditures during the third quarter of 2018. Prior period amounts of community level capital expenditures, net presented herein have been recast to conform to the new methodology.

16

Cash Facility Lease Payments

BROOKDALE SENIOR LIVING

($ in 000s)	2018 1Q	2018 2Q	2018 3Q	2018 4Q	2018 Full Year	2019 1Q	2019 2Q	2Q19 vs. 2Q18 B(W)	YTD 2Q19 vs. YTD 2Q18 B(W)
Operating Lease Obligations									
Facility lease expense	$ 80,400	$ 81,960	$ 70,392	$ 70,542	$ 303,294	$ 68,668	$ 67,689	17.4 %	16.0 %
Operating lease expense adjustment	8,103	4,066	2,487	2,562	17,218	4,383	4,429	(8.9)%	27.6 %
Amortization of deferred gain	1,090	1,089	1,090	1,089	4,358	—	—	100.0 %	100.0 %
Cash facility operating lease payments	$ 89,593	$ 87,115	$ 73,969	$ 74,193	$ 324,870	$ 73,051	72,118	17.2 %	17.8 %
Financing Lease Obligations									
Interest expense: financing lease obligations	$ 22,931	$ 22,389	$ 20,896	$ 17,388	$ 83,604	$ 16,743	$ 16,649	25.6 %	26.3 %
Non-cash interest expense on financing lease obligations	(3,383)	(3,063)	(2,705)	(1,743)	(10,894)	—	—	(100.0)%	(100.0)%
Payment of financing lease obligations	21,114	18,787	13,370	6,537	59,808	5,453	5,500	70.7 %	72.5 %
Cash financing lease payments	$ 40,662	$ 38,113	$ 31,561	$ 22,182	$ 132,518	$ 22,196	$ 22,149	41.9 %	43.7 %
Total cash facility lease payments [(1)]	**$ 130,255**	**$ 125,228**	**$ 105,530**	**$ 96,375**	**$ 457,388**	**$ 95,247**	**$ 94,267**	**24.7 %**	**25.8 %**
Interest Expense Reconciliation to Income Statement									
Interest expense: financing lease obligations	$ 22,931	$ 22,389	$ 20,896	$ 17,388	$ 83,604	$ 16,743	$ 16,649	25.6 %	26.3 %
Non-cash interest expense on financing lease obligations	(3,383)	(3,063)	(2,705)	(1,743)	(10,894)	—	—	(100.0)%	(100.0)%
Interest expense: financing lease obligations - cash payments	19,548	19,326	18,191	15,645	72,710	16,743	16,649	13.9 %	14.1 %
Interest income	(2,983)	(2,941)	(1,654)	(2,268)	(9,846)	(3,084)	(2,813)	(4.4)%	(0.5)%
Interest expense: debt	45,727	48,967	46,891	46,920	188,505	45,643	45,193	7.7 %	4.1 %
Interest expense, net	62,292	65,352	63,428	60,297	251,369	59,302	59,029	9.7 %	7.3 %
Amortization of deferred financing costs and debt premium (discount)	3,956	2,328	829	644	7,757	831	959	58.8 %	71.5 %
Change in fair value of derivatives	(74)	217	10	250	403	148	27	87.6 %	(22.4)%
Non-cash interest expense on financing lease obligations	3,383	3,063	2,705	1,743	10,894	—	—	100.0 %	100.0 %
Interest income	2,983	2,941	1,654	2,268	9,846	3,084	2,813	(4.4)%	(0.5)%
Interest expense per income statement	**$ 72,540**	**$ 73,901**	**$ 68,626**	**$ 65,202**	**$ 280,269**	**$ 63,365**	**$ 62,828**	**15.0 %**	**13.8 %**

(1) Includes cash lease payments for leases of corporate offices and information technology systems and equipment.

17

Unconsolidated Ventures

BROOKDALE SENIOR LIVING

($ in 000s)	2Q 2019 Total	2Q 2019 CCRC Venture	2Q 2019 Other Ventures	Trailing 12 Months Ended June 30, 2019 Total
Resident fee revenue	$ 109,409	$ 107,826	$ 1,583	$ 476,838
Facility operating expense	(82,289)	(81,148)	(1,141)	(360,587)
General and administrative expense including management fees	(5,529)	(5,450)	(79)	(23,896)
Cash facility operating lease payments	—	—	—	236
Adjusted EBITDA of unconsolidated ventures	**21,591**	**21,228**	**363**	**92,591**
Interest expense, net	(6,189)	(5,914)	(275)	(30,379)
Proceeds from entrance fees, net of refunds	15,038	15,038	—	64,856
Entrance fee amortization	(9,654)	(9,654)	—	(37,017)
Changes in working capital	2,708	2,614	94	(10,822)
Other	(24)	(18)	(6)	(113)
Community level capital expenditures, net	(9,681)	(9,652)	(29)	(47,933)
Adjusted Free Cash Flow of unconsolidated ventures	**$ 13,789**	**$ 13,642**	**$ 147**	**$ 31,183**
Additional Information				
Brookdale's weighted average unit ownership percentage (period end)	51.0%	51.0%	50.0%	51.0%
Non-recourse Net Debt principal of unconsolidated ventures as of period end	$ 513,022	$ 513,177	$ (155)	$ 513,022
Number of communities (period end)	17	16	1	17
Total Average Units of unconsolidated ventures	7,383	7,269	114	8,369
Weighted average occupancy	85.8%	85.7%	90.0%	85.2%
Brookdale's Proportionate Share of Unconsolidated Ventures				
Adjusted EBITDA	$ 10,878	$ 10,826	$ 52	$ 43,896
Proceeds from entrance fees, net of refunds	$ 7,669	$ 7,669	$ —	$ 33,077
Entrance fee amortization	$ (4,923)	$ (4,923)	$ —	$ (18,879)
Adjusted Free Cash Flow	$ 6,958	$ 6,957	$ 1	$ 16,777
Non-recourse Net Debt principal as of period end	$ 261,642	$ 261,720	$ (78)	$ 261,642
Total Average Units	3,765	3,707	58	4,268

18

Capital Structure

BROOKDALE SENIOR LIVING

Total Liquidity
($ in millions)



$ (Millions)
$600
$400
$200
$0
$487
$147
$340
$459
$134
$325
$592
$413
$179
$530
$340
$190
$496
$315
$181
06/30/2018
09/30/2018
12/31/2018
03/31/2019
06/30/2019 (1)
Line of credit available to draw
Cash and cash equivalents and marketable securities

Debt Structure [2]
($ in millions)



Fixed rate debt
$2,327
65%
Variable rate debt with interest rate caps
$1,143
32%
$103
3%
Variable rate debt - unhedged

As of June 30, 2019	Weighted Rate
Fixed rate debt	4.93%
Variable rate debt [3]	4.83%
Total debt and line of credit	**4.89%**

($ in millions)	Debt	
	Maturity	Weighted Rate
2019 [4]	$ 86	4.79%
2020	388	5.54%
2021	333	5.98%
2022	321	4.65%
2023	275	4.81%
Thereafter	2,170	4.66%
Total [5]	**$ 3,573**	**4.89%**

Leverage Ratios [6]
($ in 000s)

Twelve Months ended June 30, 2019			Annualized Leverage
Adjusted EBITDAR [7]	(A)	$ 770,215	
Cash facility operating lease payments (*see page 17*)		(293,331)	
Adjusted EBITDA [7]		476,884	
Cash financing lease payments (*see page 17*)		(98,088)	
Adjusted EBITDA after cash financing lease payments [7]	(B)	$ 378,796	
As of June 30, 2019			
Debt		$ 3,572,572	
Line of credit		—	
Cash and cash equivalents		(255,999)	
Marketable securities		(58,805)	
Restricted cash held as collateral against existing debt		(613)	
Net Debt	(C)	3,257,155	8.6x (C/B)
Operating and financing lease obligations [8]		2,346,263	
Adjusted Net Debt	(D)	$ 5,603,418	7.3x (D/A)

(1) Line of credit available to draw represents amount available to draw after giving effect to the addition of three communities to the borrowing base in July of 2019.

(2) Includes the carrying value of mortgage debt, line of credit, and other notes payable.

(3) Reflects market rates as of June 30, 2019 and applicable cap rates for hedged debt.

(4) Includes $18.5 million of mortgage notes payable secured by assets held for sale that generally will be repaid with the proceeds from the sales.

(5) Excludes line of credit.

(6) Leverage ratios include results of operations of communities disposed of through the disposition date.

(7) Excludes $13.0 million of the non-cash, non-recurring impact of ASC 842. See page 3 for more information.

(8) Excludes operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDAR.

Important Note Regarding Non-GAAP Financial Measures. Adjusted EBITDAR, Adjusted EBITDA, Adjusted EBITDA after cash financing lease payments, Net Debt, and Adjusted Net Debt are financial measures that are not calculated in accordance with GAAP. See "Definitions" and "Non-GAAP Financial Measures" for the definitions of such measures and other important information regarding such measures, including reconciliations to the most comparable GAAP measures. During the first quarter of 2019, the Company modified its definition of Adjusted Net Debt. See "Definitions" for a description of the change.

19

Net Asset Value Elements ($ in 000s and are for the trailing twelve months ended June 30, 2019 unless otherwise noted) Senior Housing Owned Portfolio (1) Owned Portfolio Operating Income (Including G&A assumption) (2) $ 356,782 Net Debt as of June 30, 2019 (see page 19) $ 3,257,155 Total Average Units 30,255 Senior Housing Leased Portfolio (1) Leased Portfolio Operating Income (Including G&A assumption) (2) $ 338,051 Total cash facility lease payments on leased portfolio $ (360,919) Total operating and financing lease obligations (3) $ 2,300,535 Total operating and financing lease obligations divided by total cash facility lease payments for the trailing twelve months ended June 30, 2019 6.4 Total Average Units 23,825 Health Care Services Segment Operating Income (including G&A assumption) (2) $ 3,876 Brookdale's Proportionate Share of Unconsolidated Ventures Adjusted EBITDA $ 43,896 Proceeds from entrance fees, net of refunds $ 33,077 Entrance fee amortization $ (18,879) Non-recourse net debt principal as of June 30, 2019 $ 261,642 Total Average Units 4,268 Shares outstanding (excluding 7,613,787 unvested restricted shares) as of June 30, 2019 185,497,129 (1) Includes pro-forma results of operations of communities, net of amounts attributable to completed and pending transactions. See pages 24-25. (2) G&A assumptions are calculated as 5% and approximately 7% of Senior Housing and Health Care Services resident fee revenue, respectively. 20 (3) Represents operating and financing lease obligations for the pro-forma Senior Housing Leased Portfolio.

Definitions

Adjusted EBITDA is a non-GAAP performance measure that the Company defines as net income (loss) excluding: benefit/provision for income taxes, non-operating income/expense items, and depreciation and amortization; and further adjusted to exclude income/expense associated with non-cash, non-operational, transactional, cost reduction or organizational restructuring items that management does not consider as part of the Company's underlying core operating performance and that management believes impact the comparability of performance between periods. For the periods presented herein, such other items include non-cash impairment charges, gain/loss on facility lease termination and modification, operating lease expense adjustment, amortization of deferred gain, change in future service obligation, non-cash stock-based compensation expense, and Transaction and Organizational Restructuring Costs. During the first quarter of 2019, the Company modified its definition of Adjusted EBITDA to exclude Transaction and Organizational Restructuring Costs, and amounts for all periods herein reflect application of the modified definition.

Adjusted EBITDAR is a non-GAAP financial measure that the Company defines as Adjusted EBITDA before cash facility operating lease payments.

Adjusted Free Cash Flow is a non-GAAP liquidity measure that the Company defines as net cash provided by (used in) operating activities before: distributions from unconsolidated ventures from cumulative share of net earnings, changes in operating lease liability for lease termination and modification, cash paid/received for gain/loss on facility lease termination and modification, and lessor capital expenditure reimbursements under operating leases; plus: property insurance proceeds and proceeds from refundable entrance fees, net of refunds; less: Non-Development Capital Expenditures and payment of financing lease obligations. During the first quarter of 2019, the Company modified its definition of Adjusted Free Cash Flow to no longer adjust net cash provided by (used in) operating activities for changes in working capital items other than prepaid insurance premiums financed with notes payable and lease liability for lease termination and modification. Amounts for all periods herein reflect application of the modified definition.

Adjusted Net Debt is a non-GAAP financial measure that the Company defines as Net Debt, plus operating and financing lease obligations. Operating and financing lease obligations exclude operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDAR. During the first quarter of 2019, the Company modified its definition of Adjusted Net Debt to no longer adjust Net Debt by cash operating, capital, and financing lease payments multiplied by 8 and instead utilizes operating and financing lease obligations for facility leases recorded on the Company's balance sheet to derive Adjusted Net Debt.

Brookdale's Proportionate Share of Adjusted EBITDA of Unconsolidated Ventures is calculated based on the Company's equity ownership percentage and in a manner consistent with the Company's definition of Adjusted EBITDA for its consolidated entities. The Company's investments in unconsolidated ventures are accounted for under the equity method of accounting and, therefore, the Company's proportionate share of Adjusted EBITDA of unconsolidated ventures does not represent the Company's equity in earnings or loss of unconsolidated ventures on its consolidated statement of operations.

Brookdale's Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures is calculated based on the Company's equity ownership percentage and in a manner consistent with the Company's definition of Adjusted Free Cash Flow for its consolidated entities. The Company's investments in its unconsolidated ventures are accounted for under the equity method of accounting and, therefore, the Company's proportionate share of Adjusted Free Cash Flow of unconsolidated ventures does not represent cash available to the Company's consolidated business except to the extent it is distributed to the Company.

Combined Segment Operating Income is defined by the Company as resident fee and management fee revenue of the Company, less facility operating expense. Combined Segment Operating Income does not include general and administrative expense or depreciation and amortization.

Community Labor Expense is a component of facility operating expense that includes regular and overtime salaries and wages, bonuses, paid-time-off and holiday wages, payroll taxes, contract labor, employee benefits, and workers compensation.

Development Capital Expenditures means capital expenditures for community expansions and major community redevelopment and repositioning projects, including the Company's Program Max initiative, and the development of new communities. Amounts of Development Capital Expenditures are presented net of lessor reimbursements.

Interest Coverage is calculated based on the trailing-twelve months Owned Portfolio Operating Income adjusted for an implied 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months property level and corporate debt interest expense. For any trailing-twelve month period that includes one or more periods from 2019, an adjustment was made to exclude the impact of applying the new lease accounting standard under ASC 842 for residency agreements.

Lease Coverage is calculated based on the trailing-twelve months Leased Portfolio Operating Income, excluding resident fee revenue and facility operating expense of communities disposed during such period adjusted for an implied 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months cash facility lease payments for both operating leases and financing leases, excluding cash lease payments for leases of communities disposed during such period, corporate offices, and information technology systems and equipment, vehicles and other equipment. For any trailing-twelve month period that includes one or more periods from 2019, an adjustment was made to exclude the impact of applying the new lease accounting standard under ASC 842 for residency agreements.

21

Definitions

Leased Portfolio Operating Income is defined by the Company as resident fee revenue (excluding Health Care Services segment revenue), less facility operating expense for the Company's Senior Housing Leased Portfolio. Leased Portfolio Operating Income does not include general and administrative expense (unless otherwise noted) or depreciation and amortization.

Net Debt is a non-GAAP financial measure that the Company defines as the total of its debt (mortgage debt and other notes payable) and the outstanding balance on the line of credit, less unrestricted cash, marketable securities, and cash held as collateral against existing debt.

NM means not meaningful.

Non-Development Capital Expenditures is comprised of corporate and community-level capital expenditures, including those related to maintenance, renovations, upgrades and other major building infrastructure projects for the Company's communities. Non-Development Capital Expenditures does not include capital expenditures for community expansions and major community redevelopment and repositioning projects, including the Company's Program Max initiative, and the development of new communities (i.e., Development Capital Expenditures). Amounts of Non-Development Capital Expenditures are presented net of lessor reimbursements.

Owned Portfolio Operating Income is defined by the Company as resident fee revenue (excluding Health Care Services segment revenue), less facility operating expense for the Company's Senior Housing Owned Portfolio. Owned Portfolio Operating Income does not include general and administrative expense (unless otherwise noted) or depreciation and amortization.

RevPAR, or average monthly senior housing resident fee revenue per available unit, is defined by the Company as resident fee revenue for the corresponding portfolio for the period (excluding Health Care Services segment revenue and entrance fee amortization, and, for the 2019 period, the additional resident fee revenue recognized as a result of the application of the new lease accounting standard under ASC 842), divided by the weighted average number of available units in the corresponding portfolio for the period, divided by the number of months in the period.

RevPOR, or average monthly senior housing resident fee revenue per occupied unit, is defined by the Company as resident fee revenue for the corresponding portfolio for the period (excluding Health Care Services segment revenue and entrance fee amortization, and, for the 2019 period, the additional resident fee revenue recognized as a result of the application of the new lease accounting standard under ASC 842), divided by the weighted average number of occupied units in the corresponding portfolio for the period, divided by the number of months in the period.

Same Community information reflects historical results from senior housing operations for same store communities (utilizing the Company's methodology for determining same store communities), and for the 2019 period, excludes the additional resident fee revenue and facility operating expense recognized as a result of application of the new lease accounting standard under ASC 842.

Same Community Operating Income is defined by the Company as resident fee revenue (excluding Health Care Services segment revenue and, for the 2019 period, the additional resident fee revenue recognized as a result of application of the new lease accounting standard under ASC 842), less facility operating expense (excluding hurricane and natural disaster expense and, for the 2019 period, the additional facility operating expense recognized as a result of application of the new lease accounting standard under ASC 842) for the Company's Same Community portfolio. Same Community Operating Income does not include general and administrative expense or depreciation and amortization.

Segment Operating Income is defined by the Company as segment revenue less segment facility operating expense. Segment Operating Income does not include general and administrative expense (unless otherwise noted) or depreciation and amortization. Management Services Segment Operating Income excludes revenue for reimbursements for which the Company is the primary obligor of costs incurred on behalf of managed communities, and there is no facility operating expense associated with the Management Services segment. See the Segment Information note to the Company's consolidated financial statements for more information regarding the Company's segments.

Senior Housing Leased Portfolio represents Brookdale leased communities and does not include owned, managed – 3rd party, or managed – venture communities.

Senior Housing Operating Income is defined by the Company as segment revenue less segment facility operating expense for the Company's Independent Living, Assisted Living and Memory Care, and CCRCs segments on an aggregate basis. Senior Housing Operating Income does not include general and administrative expense or depreciation and amortization.

Senior Housing Owned Portfolio represents Brookdale owned communities and does not include leased, managed – 3rd party, or managed – venture communities.

Total Average Units represents the average number of units operated during the period.

Transaction and Organizational Restructuring Costs are general and administrative expenses. Transaction costs include those directly related to acquisition, disposition, financing, and leasing activity, the Company's assessment of options and alternatives to enhance stockholder value, and stockholder relations advisory matters, and are primarily comprised of legal, finance, consulting, professional fees, and other third party costs. Organizational restructuring costs include those related to the Company's efforts to reduce general and administrative expense and its senior leadership changes, including severance and retention costs.

22

Appendices Pro-Forma Financial Information 24 Non-GAAP Financial Measures 28 23

Pro-Forma Financial Information During the period of July 1, 2018 to June 30, 2019, the Company disposed of an aggregate of 27 owned communities, its triple-net lease obligations on an aggregate of 50 communities were terminated and management arrangements on 102 net communities were terminated. During the next 12 months, the Company expects to close on the dispositions of five owned communities classified as held for sale as of June 30, 2019, expects termination of its lease obligation on three communities for which it has provided notice of nonrenewal, and anticipates terminations of its management arrangements with third parties as the Company transitions to new operators its interim management on formerly leased communities and its management on certain former unconsolidated ventures in which the Company sold its interest. The pro-forma results on the following pages summarize the Company’s actual consolidated results and the impact of transactions as follows: • The pro-forma table for the twelve months ended June 30, 2019 on page 25 reflects the Company’s actual consolidated results for the twelve months ended June 30, 2019 and the impact on those results assuming that the foregoing completed and expected transactions had closed on June 30, 2018. • The pro-forma table for the 2019 year to date table on page 26 reflects the Company’s actual consolidated results for the six months ended June 30, 2019 and the impact on those results assuming that the foregoing completed and expected transactions had closed on December 31, 2018. • The pro-forma table for the second quarter of 2019 table on page 27 reflects the Company’s actual consolidated results for the three months ended June 30, 2019 and the impact on those results assuming that the foregoing completed and expected transactions had closed on March 31, 2019. The pro-forma results on the following pages do not include adjustments for: • Several communities that the Company continues to market (which are not included in assets held for sale). • Twenty-three leased communities being marketed for sale by Ventas which, subject to Ventas' receipt of an agreed upon sale price and the other customary closing conditions, will be removed from the Ventas Master Lease; and the Company's option to cause terminations of leases upon the sale by Welltower of communities with an aggregate of base rent of up to $5 million. The closings of the various pending and expected transactions described above are, or will be, subject to the satisfaction of various conditions, including (where applicable) the receipt of regulatory approvals; however, there can be no assurance that the transactions will close or, if they do, when the actual closings will occur. 24

Pro-Forma Trailing Twelve Months

BROOKDALE SENIOR LIVING

($ in 000s) Consolidated portfolio	Trailing Twelve Months Ended June 30, 2019 Actual Results (A)	Amounts Attributable to Transactions Completed on or before June 30, 2019 [1] (B)	Actual Results Net of Amounts Attributable to Completed Transactions (A+B)	Amounts Attributable to Transactions Completed or Expected to be Completed after June 30, 2019 [1] (C)	Actual Results Net of Amounts Attributable to Completed and Pending Transactions (A+B+C = D)	Impact of New Lease Standard on Actual Results [2]
Senior Housing weighted average units operated	57,926	(2,752)	55,174	(1,094)	54,080	
Senior Housing revenue	$ 2,815,750	$ (106,633)	$ 2,709,117	$ (49,898)	$ 2,659,219	$ 8,079
Health Care Services revenue	442,568	—	442,568	—	442,568	—
Management fee revenue	67,426	(14,448)	52,978	(4,875)	48,103	—
Resident fee and management fee revenue	3,325,744	(121,081)	3,204,663	(54,773)	3,149,890	8,079
Facility operating expense	(2,370,267)	81,278	(2,288,989)	47,895	(2,241,094)	(21,036)
General and administrative expense (excluding non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs) [3]	(198,219)	—	(198,219)	—	(198,219)	—
Cash facility operating lease payments	(293,331)	8,202	(285,129)	2,433	(282,696)	—
Adjusted EBITDA	**463,927**	**(31,601)**	**432,326**	**(4,445)**	**427,881**	**(12,957)**
Transaction costs	(7,023)	—	(7,023)		(7,023)	—
Interest expense, net	(242,056)	8,307	(233,749)	1,883	(231,866)	—
Payment of financing lease obligations	(30,860)	4,878	(25,982)	299	(25,683)	—
Changes in working capital	(58,967)	—	(58,967)	—	(58,967)	12,957
Other	2,263	(1,990)	273	—	273	—
Non-Development Capital Expenditures, net	(213,898)	8,525	(205,373)	5,936	(199,437)	—
Adjusted Free Cash Flow	**$ (86,614)**	**$ (11,881)**	**$ (98,495)**	**$ 3,673**	**$ (94,822)**	**$ —**
Cash facility operating and financing lease payments	$ 391,419	$ (18,291)	$ 373,128	$ (3,344)	$ 369,784	$ —

(1) The pro-forma adjustments do not include assumptions on the impact to changes in working capital.

(2) See page 3 for more information on the adoption impact of the new lease standard. Actual results include the impact of the new lease standard.

(3) Brookdale scales general and administrative expense following disposal of communities. This is reflected in actual results as they occur.

Pro-forma (from column D above) Owned and Leased Specifically Identifiable Information, and Other	Senior Housing Owned Portfolio	Senior Housing Leased Portfolio	Health Care Services and Other	Actual Results Less Amounts Attributable to Completed and Pending Transactions (from column D above)
Weighted average units operated	30,255	23,825	—	54,080
Senior Housing and Health Care Services revenue	$ 1,437,914	$ 1,221,305	$ 442,568	$ 3,101,787
Facility operating expense	$ (1,009,236)	$ (822,189)	$ (409,669)	$ (2,241,094)
Total cash facility lease payments and interest expense, net	$ (180,278)	$ (360,919)	$ 952	$ (540,245)
Non-Development Capital Expenditures, net	$ (89,374)	$ (60,697)	$ (49,366)	$ (199,437)

25

Pro-Forma Second Quarter 2019 YTD

BROOKDALE SENIOR LIVING

($ in 000s) **Consolidated portfolio**	**YTD 2Q19 Actual Results** (A)	**Amounts Attributable to Transactions Completed during YTD2Q19** [1] (B)	**Actual Results Net of Amounts Attributable to Completed Transactions** (A+B)	**Amounts Attributable to Transactions Completed or Expected to be Completed after June 30, 2019** [1] (C)	**Actual Results Net of Amounts Attributable to Completed and Pending Transactions** (A+B+C)	**Impact of New Lease Standard on Actual Results** [2]
Senior Housing weighted average units operated	55,963	(789)	55,174	(1,094)	54,080	
Senior Housing revenue	$ 1,385,376	$ (12,282)	$ 1,373,094	$ (25,516)	$ 1,347,578	$ 8,079
Health Care Services revenue	225,966	—	225,966	—	225,966	—
Management fee revenue	31,192	(3,931)	27,261	(3,017)	24,244	—
Resident fee and management fee revenue	1,642,534	(16,213)	1,626,321	(28,533)	1,597,788	8,079
Facility operating expense	(1,176,340)	10,100	(1,166,240)	24,452	(1,141,788)	(21,036)
General and administrative expense (excluding non-cash stock-based compensation expense and transaction costs) [3]	(100,406)	—	(100,406)	—	(100,406)	—
Cash facility operating lease payments	(145,169)	1,451	(143,718)	1,223	(142,495)	—
Adjusted EBITDA	**220,619**	**(4,662)**	**215,957**	**(2,858)**	**213,099**	**(12,957)**
Transaction costs	(1,095)	—	(1,095)	—	(1,095)	—
Interest expense, net	(118,331)	52	(118,279)	806	(117,473)	—
Payment of financing lease obligations	(10,953)	—	(10,953)	154	(10,799)	—
Changes in working capital	(33,785)	—	(33,785)	—	(33,785)	12,957
Other	1,271	54	1,325	—	1,325	—
Non-Development Capital Expenditures, net	(121,066)	(487)	(121,553)	3,861	(117,692)	—
Adjusted Free Cash Flow	**$ (63,340)**	**$ (5,043)**	**$ (68,383)**	**$ 1,963**	**$ (66,420)**	**$ —**

(1) The pro-forma adjustments do not include assumptions on the impact to changes in working capital.

(2) See page 3 for more information on the adoption impact of the new lease standard. Actual results include the impact of the new lease standard.

(3) Brookdale scales general and administrative expense following disposal of communities. This is reflected in actual results as they occur.

26

Pro-Forma Second Quarter 2019

BROOKDALE SENIOR LIVING

($ in 000s) Consolidated portfolio	2Q19 Actual Results (A)	Amounts Attributable to Transactions Completed during 2Q19 [1] (B)	Actual Results Net of Amounts Attributable to Completed Transactions (A+B)	Amounts Attributable to Transactions Completed or Expected to be Completed after June 30, 2019 [1] (C)	Actual Results Net of Amounts Attributable to Completed and Pending Transactions (A+B+C)	Impact of New Lease Standard on Actual Results [2]
Senior Housing weighted average units operated	55,465	(276)	55,189	(1,094)	54,095	
Senior Housing revenue	$ 687,429	$ (2,176)	$ 685,253	$ (12,683)	$ 672,570	$ 5,299
Health Care Services revenue	114,434	—	114,434	—	114,434	—
Management fee revenue	15,449	(1,556)	13,893	(1,731)	12,162	—
Resident fee and management fee revenue	817,312	(3,732)	813,580	(14,414)	799,166	5,299
Facility operating expense	(590,246)	1,562	(588,684)	12,451	(576,233)	(11,826)
General and administrative expense (excluding non-cash stock-based compensation expense and transaction costs) [3]	(50,912)	—	(50,912)	—	(50,912)	—
Cash facility operating lease payments	(72,118)	306	(71,812)	613	(71,199)	—
Adjusted EBITDA	**104,036**	**(1,864)**	**102,172**	**(1,350)**	**100,822**	**(6,527)**
Transaction costs	(634)	—	(634)	—	(634)	—
Interest expense, net	(59,029)	9	(59,020)	397	(58,623)	—
Payment of financing lease obligations	(5,500)	—	(5,500)	80	(5,420)	—
Changes in working capital	9,620	—	9,620	—	9,620	6,527
Other	1,602	31	1,633	—	1,633	—
Non-Development Capital Expenditures, net	(66,464)	459	(66,005)	2,373	(63,632)	—
Adjusted Free Cash Flow	**$ (16,369)**	**$ (1,365)**	**$ (17,734)**	**$ 1,500**	**$ (16,234)**	**$ —**

(1) The pro-forma adjustments do not include assumptions on the impact to changes in working capital.

(2) See page 3 for more information on the adoption impact of the new lease standard. Actual results include the impact of the new lease standard.

(3) Brookdale scales general and administrative expense following disposal of communities. This is reflected in actual results as they occur.

27

Non-GAAP Financial Measures This Supplemental Information contains the financial measures Adjusted EBITDA, Adjusted EBITDAR, Adjusted EBITDA after cash financing lease payments, Adjusted Free Cash Flow, Net Debt, and Adjusted Net Debt (each as defined in the “Definitions” section), which are not calculated in accordance with U.S. GAAP. Presentations of these non-GAAP financial measures are intended to aid investors in better understanding the factors and trends affecting the Company’s performance and liquidity. However, investors should not consider these non-GAAP financial measures as a substitute for financial measures determined in accordance with GAAP, including net income (loss), income (loss) from operations, net cash provided by (used in) operating activities, short-term debt, long-term debt less current portion, or current portion of long-term debt. Investors are cautioned that amounts presented in accordance with the Company’s definitions of these non-GAAP financial measures may not be comparable to similar measures disclosed by other companies because not all companies calculate non-GAAP measures in the same manner. Investors are urged to review the reconciliations set forth in this Appendix of these non-GAAP financial measures from the most comparable financial measures determined in accordance with GAAP and to review the information under “Reconciliations of Non-GAAP Financial Measures” in the Company’s earnings release dated August 5, 2019 for additional information regarding the Company’s use and the limitations of such non-GAAP financial measures. During the first quarter of 2019, the Company modified its definition of Adjusted EBITDA to exclude Transaction and Organizational Restructuring Costs (these costs remain part of the Adjusted Free Cash Flow definition) and its definition of Adjusted Free Cash Flow to no longer adjust net cash provided by (used in) operating activities for changes in working capital items other than prepaid insurance premiums financed with notes payable and lease liability for lease termination and modification. Amounts for all periods herein reflect application of the modified definitions. 28

Non-GAAP Financial Measures (Continued)

Adjusted EBITDA Reconciliation

($ in 000s)	2018 1Q	2018 2Q	2018 3Q	2018 4Q	2018 Full Year	2019 1Q	2019 2Q	2019 YTD	Trailing Twelve Months Ended June 30, 2019
Net income (loss)	**$(457,234)**	**$(165,509)**	**$ (37,140)**	**$ 131,531**	**$ (528,352)**	**$ (42,606)**	**$ (56,055)**	**$ (98,661)**	$ (4,270)
Provision (benefit) for income taxes	15,585	(15,546)	(17,763)	(31,732)	(49,456)	679	633	1,312	(48,183)
Equity in loss (earnings) of unconsolidated ventures	4,243	1,324	1,340	1,897	8,804	526	991	1,517	4,754
Debt modification and extinguishment costs	35	9	33	11,600	11,677	67	2,672	2,739	14,372
Gain on sale of assets, net	(43,431)	(23,322)	(9,833)	(216,660)	(293,246)	702	(2,846)	(2,144)	(228,637)
Other non-operating income	(2,586)	(5,505)	17	(6,025)	(14,099)	(2,988)	(3,199)	(6,187)	(12,195)
Interest expense	72,540	73,901	68,626	65,202	280,269	63,365	62,828	126,193	260,021
Interest income	(2,983)	(2,941)	(1,654)	(2,268)	(9,846)	(3,084)	(2,813)	(5,897)	(9,819)
Income (loss) from operations	(413,831)	(137,589)	3,626	(46,455)	(594,249)	16,661	2,211	18,872	(23,957)
Depreciation and amortization	114,255	116,116	110,980	106,104	447,455	96,888	94,024	190,912	407,996
Goodwill and asset impairment	430,363	16,103	5,500	37,927	489,893	391	3,769	4,160	47,587
Loss on facility lease termination and modification, net	—	146,467	2,337	13,197	162,001	209	1,797	2,006	17,540
Operating lease expense adjustment	(8,103)	(4,066)	(2,487)	(2,562)	(17,218)	(4,383)	(4,429)	(8,812)	(13,861)
Amortization of deferred gain	(1,090)	(1,089)	(1,090)	(1,089)	(4,358)	—	—	—	(2,179)
Non-cash stock-based compensation expense	8,406	6,269	6,035	5,357	26,067	6,356	6,030	12,386	23,778
Transaction and organizational restructuring costs	17,156	5,006	3,221	2,707	28,090	461	634	1,095	7,023
Adjusted EBITDA [(1)]	**$ 147,156**	**$ 147,217**	**$ 128,122**	**$ 115,186**	**$ 537,681**	**$ 116,583**	**$ 104,036**	**$ 220,619**	**$ 463,927**

(1) Adoption of the new lease accounting standard effective January 1, 2019 will have a non-recurring impact to the Company's full-year 2019 Adjusted EBITDA. Adjusted EBITDA for the three months and trailing twelve months ended June 30, 2019 includes a negative net impact of approximately $6.5 million and $13.0 million, respectively, from such adoption.

29

Non-GAAP Financial Measures (Continued) Adjusted EBITDAR; Adjusted EBITDA; and Adjusted EBITDA after Cash Financing Lease Payments Reconciliations (excluding the new lease standard impact) ($ in 000s) Trailing Twelve Months Ended June 30, 2019 Net income (loss) $ (4,270) Benefit for income taxes (48,183) Equity in loss of unconsolidated ventures 4,754 Debt modification and extinguishment costs 14,372 Gain on sale of assets, net (228,637) Other non-operating income (12,195) Interest expense 260,021 Interest income (9,819) Income (loss) from operations (23,957) Depreciation and amortization 407,996 Goodwill and asset impairment 47,587 Loss on facility lease termination and modification, net 17,540 Facility lease expense 277,291 Non-cash stock-based compensation expense 23,778 Transaction and organizational restructuring costs 7,023 Impact from new lease standard 12,957 Adjusted EBITDAR (excluding the new lease standard impact) $ 770,215 Facility lease expense (277,291) Operating lease expense adjustment (13,861) Amortization of deferred gain (2,179) Adjusted EBITDA (excluding the new lease standard impact) $ 476,884 Interest expense: financing lease obligations (71,676) Non-cash interest expense on financing lease obligations 4,448 Payment of financing lease obligations (30,860) Adjusted EBITDA after cash financing lease payments (excluding the new lease standard impact) $ 378,796 30

Non-GAAP Financial Measures (Continued) Net Debt and Adjusted Net Debt Reconciliations ($ in 000s) As of June 30, 2019 Long-term debt (including current portion) $ 3,572,572 Line of credit — Cash and cash equivalents (255,999) Marketable securities (58,805) Cash held as collateral against existing debt (613) Net Debt 3,257,155 Operating and financing lease obligations(1) 2,346,263 Adjusted Net Debt $ 5,603,418 Adjusted Net Debt to Adjusted EBITDAR 7.3x Net Debt to Adjusted EBITDA after cash financing lease payments 8.6x (1) Excludes operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDAR. 31

Non-GAAP Financial Measures (Continued)

BROOKDALE SENIOR LIVING

Adjusted Free Cash Flow Reconciliation

($ in 000s)	2018 1Q	2018 2Q	2018 3Q	2018 4Q	2018 Full Year	2019 1Q	2019 2Q	2019 YTD	Trailing Twelve Months Ended June 30, 2019
Net cash provided by (used in) operating activities	**$ 37,964**	**$ 60,620**	**$ 71,924**	**$ 33,453**	**$ 203,961**	**$ (5,009)**	**$ 64,128**	**$ 59,119**	**$ 164,496**
Net cash provided by (used in) provided by investing activities	91,155	(79,643)	(24,539)	301,801	288,774	(100,073)	19,774	(80,299)	196,963
Net cash provided by (used in) financing activities	(16,104)	(185,876)	(37,949)	(85,134)	(325,063)	(16,636)	(87,443)	(104,079)	(227,162)
Net increase (decrease) in cash, cash equivalents and restricted cash	$ 113,015	$ (204,899)	$ 9,436	$ 250,120	$ 167,672	$ (121,718)	$ (3,541)	$ (125,259)	$ 134,297
Net cash provided by (used in) operating activities	**$ 37,964**	**$ 60,620**	**$ 71,924**	**$ 33,453**	**$ 203,961**	**$ (5,009)**	**$ 64,128**	**$ 59,119**	**$ 164,496**
Distributions from unconsolidated ventures from cumulative share of net earnings	(408)	(739)	(1,012)	(737)	(2,896)	(749)	(781)	(1,530)	(3,279)
Change in prepaid insurance premiums financed with notes payable	18,633	(6,208)	(6,181)	(6,244)	—	18,842	(6,752)	12,090	(335)
Changes in operating lease liability related to lease termination	—	33,596	—	—	33,596	—	—	—	—
Cash paid for loss on facility operating lease termination and modification, net	—	13,044	—	8,000	21,044	—	—	—	8,000
Changes in liabilities for lessor capital expenditure reimbursements under operating leases	—	—	—	(10,400)	(10,400)	—	(1,000)	(1,000)	(11,400)
Non-development capital expenditures, net	(41,736)	(47,681)	(41,275)	(51,557)	(182,249)	(54,602)	(66,464)	(121,066)	(213,898)
Property insurance proceeds	156	—	—	1,136	1,292	—	—	—	1,136
Payment of financing lease obligations	(21,114)	(18,787)	(13,370)	(6,537)	(59,808)	(5,453)	(5,500)	(10,953)	(30,860)
Proceeds from refundable entrance fees, net of refunds	223	(171)	(368)	(106)	(422)	—	—	—	(474)
Adjusted Free Cash Flow	**$ (6,282)**	**$ 33,674**	**$ 9,718**	**$ (32,992)**	**$ 4,118**	**$ (46,971)**	**$ (16,369)**	**$ (63,340)**	**$ (86,614)**

32

Non-GAAP Financial Measures (Continued)

BROOKDALE SENIOR LIVING

Brookdale's Proportionate Share of Adjusted EBITDA of Unconsolidated Ventures

For purposes of this presentation, amounts for each line item represent the aggregate amounts of such line items for all the Company's unconsolidated ventures.

($ in 000s)	2018					2019		Trailing Twelve Months Ended June 30, 2019
	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	
Net income (loss)	**$ (22,662)**	**$ (13,417)**	**$ (6,674)**	**$ (3,810)**	**$ (46,563)**	**$ (1,050)**	**$ (1,983)**	**$ (13,517)**
Benefit for income taxes	234	209	64	6	513	24	23	117
Debt modification and extinguishment costs	(17)	135	13	1	132	21	—	35
(Gain) loss on sale of assets, net	(1,045)	3,885	—	—	2,840	—	(23)	(23)
Other non-operating income	(903)	(967)	(5)	—	(1,875)	—	—	(5)
Interest expense	26,827	23,182	12,849	7,555	70,413	7,380	7,348	35,132
Interest income	(757)	(809)	(830)	(949)	(3,345)	(812)	(865)	(3,456)
Income (loss) from operations	1,677	12,218	5,417	2,803	22,115	5,563	4,500	18,283
Depreciation and amortization	67,885	33,237	22,135	16,532	139,789	16,747	17,082	72,496
Asset impairment	155	118	63	1,445	1,781	295	7	1,810
Operating lease expense adjustment	4	4	—	—	8	—	—	—
Adjusted EBITDA of unconsolidated ventures	**$ 69,721**	**$ 45,577**	**$ 27,615**	**$ 20,780**	**$ 163,693**	**$ 22,605**	**$ 21,589**	**$ 92,589**
Brookdale's Proportionate Share of Adjusted EBITDA of Unconsolidated Ventures	**$ 16,749**	**$ 14,111**	**$ 11,280**	**$ 10,419**	**$ 52,559**	**$ 11,319**	**$ 10,878**	**$ 43,896**

33

Non-GAAP Financial Measures (Continued)

Brookdale's Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures

For purposes of this presentation, amounts for each line item represent the aggregate amounts of such line items for all the Company's unconsolidated ventures.

($ in 000s)	2018					2019		Trailing Twelve Months Ended June 30, 2019
	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	
Net cash provided by (used in) operating activities	**$ 50,262**	**$ 47,510**	**$ 24,497**	**$ 22,818**	**$ 145,087**	**$ 24,122**	**$ 31,259**	**$ 102,696**
Net cash provided by (used in) investing activities	(14,642)	(15,746)	(14,623)	(15,478)	(60,489)	(8,011)	(9,419)	(47,531)
Net cash provided by (used in) financing activities	(23,279)	(29,380)	(9,702)	(15,625)	(77,986)	(8,788)	(16,449)	(50,564)
Net increase (decrease) in cash, cash equivalents and restricted cash	$ 12,341	$ 2,384	$ 172	$ (8,285)	$ 6,612	$ 7,323	$ 5,391	$ 4,601
Net cash provided by (used in) operating activities	**$ 50,262**	**$ 47,510**	**$ 24,497**	**$ 22,818**	**$ 145,087**	**$ 24,122**	**$ 31,259**	**$ 102,696**
Non-development capital expenditures, net	(20,061)	(18,867)	(14,822)	(15,430)	(69,180)	(8,000)	(9,681)	(47,933)
Property insurance proceeds	901	634	—	—	1,535	—	—	—
Proceeds from refundable entrance fees, net of refunds	(6,712)	(3,323)	(2,500)	(7,448)	(19,983)	(5,843)	(7,790)	(23,581)
Adjusted Free Cash Flow of unconsolidated ventures	**$ 24,390**	**$ 25,954**	**$ 7,175**	**$ (60)**	**$ 57,459**	**$ 10,279**	**$ 13,788**	**$ 31,182**
Brookdale's Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures	**$ 6,367**	**$ 9,019**	**$ 4,618**	**$ (183)**	**$ 19,821**	**$ 5,384**	**$ 6,958**	**$ 16,777**

34

Brookdale Senior Living Inc. 111 Westwood Place, Suite 400 Brentwood, TN 37027 (615) 221-2250 www.brookdale.com